SUPPLEMENT DATED AUGUST 20, 1997
                                       TO
                          PROSPECTUS DATED MAY 1, 1997

                           WRL SERIES ANNUITY ACCOUNT

                        MERIDIAN SECTOR VARIABLE ANNUITY

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

         On August 15, 1997, Western Reserve Life Assurance Co. of Ohio ("Western Reserve") and several other applicants filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of: (1) shares of the U.S. Equity Portfolio of the WRL Series Fund, Inc. (the "Fund") for shares of the U.S. Sector Portfolio of the Fund, and (2) shares of the Global Portfolio of the Fund for shares of the Foreign Sector Portfolio of the Fund currently held by the corresponding Sub-Accounts of the WRL Series Annuity Account (the "Account"). To the extent required by law, approvals of the substitutions will also be obtained from the state insurance regulators in certain jurisdictions.

         If approved,  the effect of the share  substitution will be to replace:
(1) the US Sector Portfolio with the U.S. Equity Portfolio; and (2) the Foreign Sector Portfolio with the Global Portfolio, as investment options under your Meridian Sector Variable Annuity Contract (the "Contract") described in your May 1, 1997 prospectus. The U.S. Equity Portfolio and the Global Portfolio are described in the current Fund prospectus enclosed with this Supplement. (Other Portfolios described in the enclosed prospectus are not being proposed as substitute portfolios.)

         If approved, Western Reserve would carry out the proposed substitutions as soon as all necessary regulatory approvals have been obtained (anticipated to be before December 31, 1997), by redeeming the US Sector Portfolio shares in cash and purchasing with the proceeds shares of the U.S. Equity Portfolio, and by redeeming the Foreign Sector Portfolio shares in cash and purchasing with the proceeds shares of the Global Portfolio. If carried out, the proposed substitutions would result in the involuntary reinvestment of Contract owners' Cash Value invested in the US Sector and Foreign Sector Portfolios.

         The investment objective of the Fund's U.S. Equity Portfolio is:

         U.S. EQUITY PORTFOLIO: seeks long-term growth of capital through investment primarily in equity securities of U.S. companies.

         The investment objective of the Fund's Global Portfolio is:

         GLOBAL  PORTFOLIO:  seeks  long-term   growth  of  capital  in a manner
         consistent with preservation of capital through investment primarily in common stocks of foreign and domestic issuers.

         Contract owners and prospective purchasers should carefully read the prospectus for the Fund. Additional copies of the Fund's prospectus are available from Western Reserve (call 1-800-851-9777).

         From the date of this Supplement until 30 days after the date of the proposed substitutions, each Contract owner will be permitted to make one transfer from each of the US Sector Sub-Account and the Foreign Sector Sub-Account of all the Cash Value under the Contract invested in that Sub-Account to other available Sub-Account(s) (other than the US Sector and Foreign Sector Sub-Accounts) without that transfer(s) counting as one of the limited number of transfers permitted in a Contract Year free of charge. In addition, Western Reserve will not exercise any rights reserved by Western Reserve under the Contract to impose additional restrictions on transfers until at least 30 days after the proposed substitutions.

         In connection with the proposed substitutions, the US Sector and Foreign Sector Portfolios will be closed to new investment on November 15, 1997. After such date, Contract owners will not be permitted to allocate net purchase payments to or transfer Cash Value to the Sub-Accounts of the Account investing in the US Sector and the Foreign Sector Portfolios.

         Wire Transfers. Effective September 1, 1997, Western Reserve will no longer make payment for partial withdrawals or Surrenders under the Contract by wire transfer.
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